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                                                             EXHIBIT 10.8

                           FINET HOLDINGS CORPORATION

                         1998 STOCK BONUS INCENTIVE PLAN

      1. PURPOSE AND SCOPE. The purpose of this Plan is to advance the interests of Finet Holdings Corporation (the "Company") and its shareholders, by encouraging and enabling selected officers, directors, consultants and key employees upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, to acquire and maintain a proprietary interest in the Company by ownership of its stock, to keep personnel of experience and ability in the employ of the Company and to compensate them for their contributions to the growth and profits of the Company and thereby induce them to continue to make such contributions in the future.

      2. DEFINITIONS. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Committee" means the Directors duly appointed to administer the Plan.

          (c) "Company" shall mean Finet Holdings Corporation, a Delaware corporation.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Plan" shall mean the Finet Holdings Corporation 1998 Stock Bonus Incentive Plan.

          (f) "Bonus Share" shall mean the shares of Common Stock of the Company reserved pursuant to Section 4 hereof and any such shares issued to a Recipient pursuant to this Plan.

          (g) "Recipient" shall mean any individual rendering services for the Company to whom shares are granted pursuant to this Plan.

      3. ADMINISTRATION. The Plan shall be administered (i) with respect to individuals who receive bonuses under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting Persons") by a Committee consisting of at least two members of the Board, each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive bonuses under the Plan and who are not Reporting Persons, by a Committee which consists of at least two members of the Board (the "Compensation Committee"). For

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purposes of this Plan, references to the "Committee" shall mean the Reporting
Persons Committee, the Compensation Committee, or both, as the context may require.

         The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant bonuses; to determine individuals to whom and the time or times at which Bonus Shares shall be granted; and the number of Bonus Shares; to construe and interpret the Plan; and to make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan. All such actions and determinations shall be conclusively binding for all purposes and upon all persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

      4. BONUS SHARES SUBJECT TO THE PLAN.

            (a) BONUS SHARES RESERVED. The total number of shares of the Company's Common Stock which may be issued under the Plan shall not exceed 875,000 shares.

            (b) ADJUSTMENTS TO BONUS SHARE RESERVE. In the event the outstanding shares of the Company's Common Stock are increased or decreased as a result of any stock split, stock dividend, recapitalization or other similar change in corporate structure, effected without the receipt of consideration, or if the Common Stock is converted into other shares or securities of the Company or any other corporation as a result of a merger, reorganization, or other similar transaction, an appropriate adjustment shall be made by the Committee to the class and/or number of shares which are available for issuance under the Plan in order that there shall be no dilution or enlargement of benefits hereunder.

      5. ELIGIBILITY. Bonus Shares may be granted under the Plan to the Company's employees, directors, officers, and to consultants or advisors to the Company, provided however that bona fide services shall be rendered by such consultants or advisors and such services shall not be in connection with the offer and sale of securities in a capital-raising transaction. Participation may be based on the recommendations of the Company's officers, subject to the Committee's approval. Participation shall be determined annually and semi-annually for new employees for each calendar year, without regard to whether the employee was a participant for any prior calendar year.

      6. GRANTING AND VESTING OF BONUS SHARES. The Committee, in its sole discretion, is empowered to grant to an eligible Recipient a number of Bonus Shares as it shall determine from time to time. Each grant of these Bonus Shares shall become vested according to a schedule to be established by the Committee at the time of the grant. For purposes of this Plan, vesting shall mean the period during which the Recipient must remain an employee or provide services for the Company. At such time as the employment of the Recipient ceases, any shares not fully vested shall be forfeited by the Recipient and shall be returned to the Bonus Share Reserve. The Committee, in its sole discretion, may also impose restrictions on the future transferability of the Bonus Shares, which restrictions shall be set forth on a Notice of Stock Bonus Grant.

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      7. DETERMINATION OF EMPLOYMENT.

            (a) No Recipient shall be eligible to receive a bonus award unless such Recipient is either employed by the Company or providing consulting services to the Company on the date of grant.

            (b) In the event that a Recipient ceases to be an employee or service provider by reason of death, disability or retirement or for any other reason, the Committee, in its sole discretion, may award a partial bonus to the Recipient (or, in the event of the Recipient's death, to his or her beneficiary). Payment shall be made to the Recipient (or his or her beneficiary as the case may be according to Section 10.

      8. WITHHOLDING TAXES. A Recipient shall be obligated to satisfy all federal and state tax withholding obligations arising from the award of Bonus Shares.

      9. TRANSFERABILITY. Any right to a stock bonus payment under the Plan shall be nontransferable, except that such right may be transferred to a beneficiary upon a participant's death, as provided in Section 10. Any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary with respect to any such right shall be void and, at the Committee's option, shall cause such right to be forfeited.

      10. BENEFICIARY DESIGNATIONS. Upon commencement of participation, each Recipient who is an employee of the Company shall by virtue of his or her employment with the Company have named beneficiaries for life insurance purposes under the Finet Insurance Plan that will be used for the same purpose under this Plan. Any Recipient, including consultants, may designate a new beneficiary by filing the prescribed form with the Committee. If the participant has not named a beneficiary, or if none of the named beneficiaries is living when any payment is to be made, then (a) the spouse of the deceased Recipient shall be the beneficiary, or (b) if the Recipient has no spouse living at the time of such payment, the then living children of the deceased Recipient shall be the beneficiaries in equal shares, or (c) if the Recipient has neither spouse nor children living at the time of such payment, the estate of the Recipient shall be the beneficiary. The Recipient may change the designation of the beneficiary from time to time in accordance with procedures established by the Committee. Any designation of a beneficiary (or an amendment or revocation thereof) shall be effective only if it is made in writing on the prescribed form and is received by the Company or the Committee prior to the Recipient's death.

      11. SHAREHOLDER RIGHTS. No Recipient shall have any rights as a shareholder until such time as any Bonus Shares are actually issued to such Recipient.

      12. NO EMPLOYMENT RIGHTS. No provision of the Plan, nor any bonus opportunity established under the Plan, shall be construed to give any person any right to remain in the Company's service. The Company reserves the right to terminate any person's service at any time, with or without cause.

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      13. RESTRICTIONS UPON ISSUANCE. Unless the Bonus Shares covered by the
Plan have been registered with the Securities and Exchange Commission, each Recipient shall, by accepting a Bonus Share, represent and agree, for himself and his transferees by will or the laws descent and distribution, that all Bonus Shares were acquired for investment and not for resale or distribution. On such exercise of any portion of a Bonus Share, the person entitled to exercise shall, upon request of the Committee, furnish evidence satisfactory to the Committee (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Committee may, if it deems appropriate, affix a legend to certificates representing Bonus Shares indicating that such Bonus Shares have not been registered with the Securities and Exchange Commission and may so notify the Company's transfer agent. Such shares may be disposed of by a Recipient in the following manner only: (1) pursuant to an effective registration statement covering such resale or reoffer, (2) pursuant to an applicable exemption from registration as indicated in a written opinion of counsel reasonably acceptable to the Company, or (3) any transaction that meets all of the requirements of Rule 144 of the Securities and Exchange Commission. If Bonus Shares covered by the Plan have been registered with the Securities and Exchange Commission, no such restrictions on resale shall apply, except in the case of Recipients who are directors, officers, or principal shareholders of the Company.

      14. AMENDMENTS OR TERMINATION. The Company may amend, suspend or terminate the Plan at any time and for any reason. Neither an amendment of the Plan nor the termination thereof shall affect any Bonus Shares previously issued.

      15. GOVERNING LAW. The Plan shall be governed by the laws of the State of California.

                                Date of Board Adoption:  February 18, 1998

                                Date of Shareholder Approval:  November 24, 1998







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